UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2006

THE PRUDENTIAL EMPLOYEE SAVINGS PLAN

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Previous independent registered public accounting firm for The Prudential Employee Savings Plan:

(i)	Effective January 13, 2006, The Prudential Employee Savings Plan (the “Plan”) dismissed PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Plan. The decision to replace PwC was approved by the Administrative Committee of the Plan on January 13, 2006. PwC will continue as the independent registered public accounting firm for Prudential Financial, Inc. and its consolidated subsidiaries.

(ii)	The reports of PwC on the Plan’s financial statements for the past two fiscal years ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)	During the two fiscal years ended December 31, 2004 and through January 13, 2006, there have been (1) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their reports on the financial statements for such years, and (2) no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(iv)	The Plan has requested that PwC furnish it with a letter addressed to the SEC stating whether or not PwC agrees with the above statements. A copy of such letter dated January 17, 2006 from PwC is being filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm for The Prudential Employee Savings Plan:

(i)	Effective January 13, 2006, the Plan engaged Mitchell & Titus, LLP (“Mitchell & Titus”) as its new independent registered public accounting firm. The decision to engage Mitchell & Titus was approved by the Administrative Committee of the Plan on January 13, 2006.

(ii)	During the two fiscal years ended December 31, 2004 and through January 13, 2006, the Plan has not consulted with Mitchell & Titus regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

16.1	Letter dated January 17, 2006 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrative Committee administering The Prudential Employee Savings Plan has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2006

THE PRUDENTIAL EMPLOYEE SAVINGS PLAN

By:	/s/ Robert B. Weinman
Name:	Robert B. Weinman
Title:	Vice President, Employee Benefits Chairperson of the Administrative Committee

Exhibit Index

Exhibit No.	Description
16.1	Letter dated January 17, 2006 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.